Exhibit 10.1

Quanta Services, Inc.

Term Sheet

2018 Annual Incentive Plan – Corporate Employees

Participants

Employees will be selected to participate in the Plan with the approval of the Compensation Committee after consultation with the CEO.

Target Incentive

A target incentive amount, representing a specified percentage of annual base salary, has been established for each participant in the Plan.

Performance Period

One year beginning on January 1, 2018 through December 31, 2018.

Company Performance Metrics and Weighting

Metrics and Weighting, which are determined by Compensation Committee annually, are as follows for 2018:

• EBITDA	60%

• EBITDA Margin	20%

• Safety	20%

The payout on each metric will be determined based on the level of achievement as determined by the Compensation Committee relative to pre-established goals, according to the following table:

Percent of Achievement	Payout Percentage
Less than Minimum Threshold	0%
Minimum Threshold	25%
50%	50%
100%	100%
150%	150%
200%	200%

Administration and Limitations

•	The salary in effect on December 31, 2018 will be used in the calculation.

•	When performance falls between the designated points in the table, the incentive will be determined by interpolation.

•	Any incentive will be subject to (i) assessment of overall company performance to ensure that payout of incentives will not jeopardize the financial stability of the company, and (ii) discretion of Quanta management regarding individual performance.

•	A participant must be employed by the company on the date incentive compensation under the Plan is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such incentive compensation. It is the company’s intention to pay incentive compensation earned under the plan in March following the end of the calculation period.

•	A new participant added to this Plan during the Plan year will be pro-rated from their date of hire unless otherwise determined by the CEO or, in the case of any executive officer, the Compensation Committee.

Clawback Provision

Notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any executive officer of Quanta Services, Inc. pursuant to this plan which is subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be subject to such deductions and clawback (recovery), including by means of repayment by the executive officer and/or withholding of future wages, as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement).

In addition, notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any individual other than an executive officer of Quanta Services, Inc. pursuant to this plan which, if payable to an executive officer of Quanta Services, Inc., would be subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be, at the discretion of the Compensation Committee, subject to such deductions and clawback (recovery), including by means of repayment by the individual and/or withholding of future wages, to the same extent as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement) with respect to an executive officer of Quanta Services, Inc., but only to the extent that the circumstances requiring such deductions and clawback (recovery) are attributable in whole or in part to the functional area or operating unit with whom the recipient of such compensation is associated.

Acceptance of an award pursuant to this plan renders a recipient’s future wages subject to withholding by the Company to permit recovery of any amounts that may become due under this provision. This provision shall apply with respect to the performance period and shall survive to the extent required by law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement). Recipients may be required to acknowledge and agree in writing to the foregoing as a condition to receipt of an award pursuant to this plan.

Incentive Payout

Any incentive earned under the Annual Incentive Plan is intended to be paid in cash.

Quanta Services, Inc.

Term Sheet

2018 Sr. Leadership Long-Term Incentive Plan

Participants

Employees will be selected to participate in the Plan with the approval of the Compensation Committee after consultation with the CEO.

Target Incentive

A target incentive amount, representing a specified percentage of annual base salary, has been established for each participant in the Plan.

Performance Period

Three years beginning on January 1, 2018 through December 31, 2020.

Company Performance Component

A specified percentage (namely, 70% with respect to the CEO, 60% with respect to senior leadership personnel whose annual base salary rate is expected to exceed $350,000 as of December 31, 2018, and 50% with respect to other senior leadership personnel) of a participant’s long-term incentive target value will be awarded in performance units that, subject to the terms of the applicable award agreement, cliff vest following the end of the three-year performance period at the rate determined by the Committee based on the achievement of company financial performance metrics.

Company Performance Metrics and Weighting

Metrics and Weighting, which are determined by Compensation Committee shortly following commencement of the performance period, are as follows for 2018-2020:

• ROIC with TSR Modifier	66%

• Capital Efficiency	34%

The vesting rate or payout percentage on each metric will be determined following conclusion of the three-year performance period based on the level of achievement relative to pre-established goals as certified by the Compensation Committee.

Individual Component

The remaining percentage (or 30% with respect to the CEO, 40% with respect to senior leadership personnel whose annual base salary rate is expected to exceed $350,000 as of December 31, 2018, and 50% with respect to other senior leadership personnel) of a participant’s long-term incentive target value will be awarded in time-vested restricted stock units that, subject to the terms of the applicable award agreement, vest ratably over a three-year period following the date of grant, and with respect to certain executive officers, may include a financial performance condition.

Administration and Limitations

•	Any incentive will be subject to (i) assessment of overall company performance to ensure that payout of incentives will not jeopardize the financial stability of the company and (ii) discretion of Quanta management regarding individual performance, and (iii) approval by the Compensation Committee.

•	It is intended that incentives pursuant to the Long-Term Incentive Plan be granted in equity-based awards, such as performance units and restricted stock units described above, that may be settled solely in common stock. However, with the approval of the Compensation Committee after consultation with the CEO, incentives pursuant to this plan may be granted in (or substituted with) equity-based awards that may be settled in cash.

•	Generally, a participant must be employed by the company on the date of vesting to be eligible to receive the payout, and any participant not employed by the company on the vesting date forfeits any and all rights to such payout. However, the Compensation Committee, after consultation with the CEO, may determine to permit a participant who leaves prior to the completion of the three-year performance period to receive his or her payout, or some portion of it.

•	Awards to a new participant added to this Plan during the first nine months of the performance period generally will be pro-rated from their date of hire unless otherwise determined by the Compensation Committee.

Clawback Provision

Notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any executive officer of Quanta Services, Inc. pursuant to this plan which is subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be subject to such deductions and clawback (recovery), including by means of repayment by the executive officer and/or withholding of future wages, as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement).

In addition, notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any individual other than an executive officer of Quanta Services, Inc. pursuant to this plan which, if payable to an executive officer of Quanta Services, Inc., would be subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be, at the discretion of the Compensation Committee, subject to such deductions and clawback (recovery), including by means of repayment by the individual and/or withholding of future wages, to the same extent as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement) with respect to an executive officer of Quanta Services, Inc., but only to the extent that the circumstances requiring such deductions and clawback (recovery) are attributable in whole or in part to the functional area or operating unit with whom the recipient of such compensation is associated.

Acceptance of an award pursuant to this plan renders a recipient’s future wages subject to withholding by the Company to permit recovery of any amounts that may become due under this provision. This provision shall apply with respect to the performance period and shall survive to the extent required by law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement). Recipients will be required to acknowledge and agree in writing to the foregoing as a condition to receipt of an award pursuant to this plan.

Quanta Services, Inc.

Term Sheet

2018 Discretionary Plan – All Employees

Participants

Employees may be selected to receive an award pursuant to this Plan at the discretion of the CEO, provided that any such award to an executive officer shall be subject to Compensation Committee approval.

Awards

Awards may be made in cash, restricted stock units, or a combination thereof.

Administration and Limitations

•	A participant must be employed by the company on the date the award is paid. Any participant not employed by the company on the payment date forfeits any and all rights to such award. It is the company’s intention to pay the awards under the plan in March.

Clawback Provision

Notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any executive officer of Quanta Services, Inc. pursuant to this plan which is subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be subject to such deductions and clawback (recovery), including by means of repayment by the executive officer and/or withholding of future wages, as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement).

In addition, notwithstanding anything herein to the contrary, any incentive based compensation, or any other compensation, paid or payable to any individual other than an executive officer of Quanta Services, Inc. pursuant to this plan which, if payable to an executive officer of Quanta Services, Inc., would be subject to recovery under any law, government regulation, order or stock exchange listing requirement, shall be, at the discretion of the Compensation Committee, subject to such deductions and clawback (recovery), including by means of repayment by the individual and/or withholding of future wages, to the same extent as may be required to be made pursuant to law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement) with respect to an executive officer of Quanta Services, Inc., but only to the extent that the circumstances requiring such deductions and clawback (recovery) are attributable in whole or in part to the functional area or operating unit with whom the recipient of such compensation is associated.

Acceptance of an award pursuant to this plan renders a recipient’s future wages subject to withholding by the Company to permit recovery of any amounts that may become due under this provision. This provision shall apply with respect to the performance period and shall survive to the extent required by law, government regulation, order, stock exchange listing requirement (or any policy of the company adopted pursuant to any such law, government regulation, order or stock exchange listing requirement). Recipients will be required to acknowledge and agree in writing to the foregoing as a condition to receipt of an award pursuant to this plan.